THIRD AMENDMENT TO SECOND AMENDED

AND RESTATED REVOLVING CREDIT AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment"), is made and entered into as of December 30, 2009, by and among NEWMARKET CORPORATION, a Virginia corporation (the "Borrower"), the several banks and other financial institutions party hereto and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the "Administrative Agent").

W I T N E S S E T H:

WHEREAS, Borrower, the several banks and other financial institutions from time to time party thereto (collectively, the "Lenders"), PNC Bank, National Association, in its capacity as Documentation Agent for the Lenders, General Electric Capital Corporation and Bank of America, N.A., in their capacities as Co-Syndication Agents for the Lenders, and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of December 21, 2006, as amended by that certain First Amendment to Second Amended and Restated Revolving Credit Agreement dated as of September 26, 2008 and that certain Second Amendment to Amended and Restated Revolving Credit Agreement dated as of March 24, 2009 (and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to Borrower; and

WHEREAS, the Borrower has requested that the Required Lenders amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Required Lenders are willing to do so.

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, Borrower, the Required Lenders and the Administrative Agent agree as follows:

    Amendments.

    (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence to the end of the definition of "Subsidiary":

    For the purposes of this Agreement and the other Loan Documents, the Charitable Foundation shall not be considered to be a Subsidiary of the Borrower.

    (b) Section 1.1 of the Credit Agreement is hereby amended by adding the following definition of "Charitable Foundation" in the appropriate alphabetical order:

    "Charitable Foundation" shall mean a non-stock, non-profit Virginia corporation formed or to be formed by the Borrower which qualifies as an exempt organization under section 501(c)(3) of the Code and which is organized and operated for, without limitation, charitable, educational, scientific, religious, and literary purposes.

    (c) Section 7.2 of the Credit Agreement is hereby amended by replacing subsection (j) of such Section with the following:

    (j) Liens on cash in an amount not to exceed $20,000,000 for cash collateralization of the Foundry Park Rate Lock.

    (d) Section 7.4 of the Credit Agreement is hereby amended by replacing subsection (k) of such Section with the following:

    (k) Investments in the Real Estate Subsidiaries not to exceed $55,000,000 in the aggregate at any time outstanding; and

    (e) Section 7.7 of the Credit Agreement is hereby amended by adding the following sentence to the end of such Section:

    Notwithstanding the foregoing, transactions with the Charitable Foundation shall in no event be considered to be transactions with an Affiliate.

    Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received (i) such fees as the Borrower has previously agreed to pay the Administrative Agent or any of its affiliates in connection with this Amendment, (ii) reimbursement or payment of its costs and expenses incurred in connection with this Amendment or the Credit Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent) and (iii) executed counterparts to this Amendment from Borrower, each of the Subsidiary Loan Parties and the Required Lenders.

    Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, Borrower hereby represents and warrants to the Lenders and the Agent that:

    (a) The execution, delivery and performance by each Loan Party of this Amendment (i) are within such Loan Party's organizational powers and authority; (ii) have been duly authorized by all necessary organizational action; (iii) do not violate any Requirements of Law applicable to Borrower or any of its Subsidiaries, the Organizational Documents of Borrower or any of its Restricted Subsidiaries or any judgment, order or ruling of any Government Authority; (iv) will not conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrower or any of its Subsidiaries; (v) will not violate or result in a default under any material indenture, material agreement or other material instrument binding on Borrower or any of its Restricted Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by Borrower or any of its Restricted Subsidiaries or (vi) will not result in the creation or imposition of any Lien on any asset of Borrower or any of its Restricted Subsidiaries (other than any Liens created under the Loan Documents).

    (b) This Amendment has been duly executed and delivered by each Loan Party and constitutes a valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity; and

    (c) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

    Reaffirmations and Acknowledgments.

    (a) Reaffirmation of Guaranty. Each Subsidiary Loan Party consents to the execution and delivery by Borrower of this Amendment and jointly and severally ratify and confirm the terms of the Subsidiary Guaranty Agreements with respect to the indebtedness now or hereafter outstanding under the Credit Agreement, as amended hereby, and all promissory notes issued thereunder. Each Subsidiary Loan Party acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of Borrower to the Lenders or any other obligation of Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of Borrower, the Subsidiary Guaranty Agreements (i) is and shall continue to be a primary obligation of the Subsidiary Loan Parties, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Subsidiary Loan Parties under the Subsidiary Guaranty Agreements.

    (b) Acknowledgment of Perfection of Security Interest. Each Loan Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Administrative Agent and the Lenders under the Credit Agreement and the Security Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the Security Documents.

    Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

    Costs and Expenses. Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the negotiation, preparation and execution of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

    Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

    Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

NEWMARKET CORPORATION

By: /s/ David A. Fiorenza

Name: David A. Fiorenza

Title: Vice President, Treasurer, &

Principal Financial Officer

ETHYL CORPORATION

By: /s/ Wayne C. Drinkwater

Name: Wayne C. Drinkwater

Title: Vice President and Treasurer

AFTON CHEMICAL ADDITIVES CORPORATION

By: /s/ M. Rudolph West

Name: M. Rudolph West

Title: Secretary and Treasurer

ETHYL CANADA HOLDINGS, INC.

By: /s/ M. Rudolph West

Name: M. Rudolph West

Title: Secretary and Treasurer

AFTON CHEMICAL CORPORATION

By: /s/ David A. Fiorenza

Name: David A. Fiorenza

Title: Treasurer

AFTON CHEMICAL JAPAN HOLDINGS, INC.

By: /s/ M. Rudolph West

Name: M. Rudolph West

Title: Secretary and Treasurer

THE EDWIN COOPER CORPORATION

By: /s/ M. Rudolph West

Name: M. Rudolph West

Title: Secretary and Treasurer

AFTON CHEMICAL INTANGIBLES LLC

By: /s/ C.S. Warren Huang

Name: C.S. Warren Huang

Title: Manager

NEWMARKET SERVICES CORPORATION

By: /s/ David A. Fiorenza

Name: David A. Fiorenza

Title: Vice President &

Principal Financial Officer

NEWMARKET INVESTMENT COMPANY

By: /s/ David A. Fiorenza

Name: David A. Fiorenza

Title: Vice President &

Principal Financial Officer

AFTON CHEMICAL ASIA PACIFIC LLC

By: /s/ C.S. Warren Huang

Name: C.S. Warren Huang

Title: Manager

AFTON CHEMICAL CANADA HOLDINGS, INC.

By: /s/ M. Rudolph West

Name: M. Rudolph West

Title: Secretary and Treasurer

ETHYL EXPORT CORPORATION

By: /s/ M. Rudolph West

Name: M. Rudolph West

Title: Secretary and Treasurer

ETHYL INTERAMERICA CORPORATION

By: /s/ M. Rudolph West

Name: M. Rudolph West

Title: Secretary and Treasurer

ETHYL VENTURES, INC.

By: /s/ M. Rudolph West

Name: M. Rudolph West

Title: Secretary and Treasurer

INTERAMERICA TERMINALS CORPORATION

By: /s/ M. Rudolph West

Name: M. Rudolph West

Title: Secretary and Treasurer

ETHYL ASIA PACIFIC LLC

By: /s/ Wayne C. Drinkwater

Name: Wayne C. Drinkwater

Title: Manager

OLD TOWN LLC

By: /s/ Bruce R. Hazelgrove, III

Name: Bruce R. Hazelgrove, III

Title: Manager

LENDERS:

SUNTRUST BANK, individually and as Administrative Agent

By: /s/ Mark A. Flatin

Name: Mark A. Flatin

Title: Managing Director

BANK OF AMERICA, N.A.

By: /s/ A. Quinn Richardson

Name: A. Quinn Richardon

Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION

By: /s/ D. Jermaine Johnson

Name: D. Jermaine Johnson

Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:

Name:

Title:

RZB FINANCE LLC

By: /s/ Christoph Hoedl

Name: Christoph Hoedl

Title: First Vice President

By: /s/ Randall Abrams

Name: Randall Abrams

Title: Vice President

JPMORGAN CHASE BANK, N.A.

By: /s/ Philip A. Mousin

Name: Philip A. Mousin

Title: Senior Vice President

CITIZENS BANK OF PENNSYLVANIA,

By: /s/ Leslie Broderick

Name: Leslie Broderick

Title: Senior VP